UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ____________________

                                    FORM 8-K

                                 CURRENT REPORT
                             _____________________

                     Pursuant to Section 13 OR 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 8, 2004

                             Wynn Resorts, Limited
             (Exact Name of Registrant as Specified in its Charter)

             Nevada                       000-50028               46-0484987
 (State or Other Jurisdiction      (Commission File Number)     (I.R.S. Employer
    of Incorporation)                                        Identification No.)

       3131 Las Vegas Boulevard South
             Las Vegas, Nevada                                   89109
  (Address of Principal Executive Offices)                    (Zip Code)

                                 (702) 770-7555
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events.

         The Registrant announced today its intended expansion of its Wynn Las Vegas project on 20 acres of land adjacent to the existing site. The new development, tentatively named "Encore at Wynn Las Vegas," may include an approximately 1,500 suite hotel tower, additional casino space and additional restaurants, a spa and swimming pools, and retail and convention space designed to capitalize on the significant infrastructure of Wynn Las Vegas, which is scheduled to open on April 28, 2005. While the plans for the expansion have not been finalized, Encore at Wynn Las Vegas is expected to cost approximately $900.0 million. The Registrant expects that funding for Encore at Wynn Las Vegas will be provided by new debt or equity financing to be obtained by its indirect wholly owned subsidiary, Wynn Las Vegas, LLC. Encore at Wynn Las Vegas would be expected to open in 2007. The Registrant's press release, dated November 8, 2004, relating to Encore at Wynn Las Vegas, is filed herewith as
Exhibit 99.1 and incorporated herein by reference.

This current report on Form 8-K contains "forward-looking statements" within the meaning of the federal securities laws. The forward-looking statements in this report involve risks and uncertainties which could cause actual results to differ from those expressed in or implied by the statements herein. Additional information concerning potential factors that could affect the company's future results is included under the caption "Risk Factors" in Item 1 of the Registrant's annual report on Form 10-K for the year ended December 31, 2003.

Item 9.01.    Financial Statements and Exhibits

     (c) Exhibits:

         Exhibit
         Number               Description
         --------             -----------

           99.1               Press Release, dated November 8, 2004, of
                              Wynn Resorts, Limited.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    November 8, 2004

                                              Wynn Resorts, Limited


                                              By:  /s/ John Strzemp
                                                  -----------------------------
                                                  John Strzemp
                                                  Executive Vice President and
                                                  Chief Financial Officer